UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 12, 2015

Commission File Number 333-168530

On The Move Systems Corp.

(Exact name of small business issuer as specified in its charter)

Nevada	27-2343603
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3001 North Rocky Point Drive East, Suite 200 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 367-3511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 12, 2015, GBH CPAs, PC (“GBH”) informed On the Move Systems Corp. (the “Company”) that they had decided not to stand for reappointment as our independent registered public accounting firm. GBH’s report on the financial statements for the years ended February 28, 2014, and for the year then ended, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Through the period covered by the financial statement audit for the year ended February 28, 2014 and including its review of financial statements of quarterly periods through November 30, 2014, there have been no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GBH would have caused them to make reference thereto in their report on the financial statements. Through the interim period ended May 12, 2015 (the date GBH informed the Company that they would not stand for reappointment), there have been no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GBH would have caused them to make reference thereto in their report on the financial statements.

We have authorized GBH to respond fully to the inquiries of the successor accountant.

During the year ended February 28, 2014 and the interim period through May 12, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K. The Company provided a copy of the foregoing disclosures to GBH prior to the date of filing of this Report and requested that GBH furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. The Company expects to file that letter as an amendment to this Form 8-K after it is received.

On May 15, 2015, the Company engaged Malone Bailey LLP of Houston, Texas (“Malone Bailey”) as its new independent registered public accounting firm. During the years ended February 28, 2014 and 2013 and prior to May 15, 2015 (the date Malone Bailey was engaged), we did not consult with Malone Bailey regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Malone Bailey, in either case where written or oral advice provided by Malone Bailey would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Number	Exhibit

16.1	Letter from GBH CPAs, PC regarding Change in Certifying Accountant. (To be filed by amendment.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

On the Move Systems Corp.

Date: May 26, 2015	By:	/s/ Robert Wilson
Robert Wilson
Chief Executive Officer